UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2007
Flagstar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 312-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On January 30, 2007, Flagstar Bancorp, Inc. issued a press release regarding its results of operations and financial condition for the three months and the year ended December 31, 2006. The text of the press release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses for the year ended December 31, 2006 as part of its 2006 Annual Report on Form 10-K.
     The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
     (d) The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release of Flagstar Bancorp, Inc. dated January 30, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Date: January 31, 2007	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press release of Flagstar Bancorp, Inc. dated January 30, 2007